Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 31, 2007
(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Leadership Square, Suite 300 211 N. Robinson Avenue
Oklahoma City, Oklahoma		73102

(Address of principal executive offices)		(Zip Code)
(405) 775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.01 Result of Operations and Financial Condition
On October 31, 2007, Tronox Incorporated announced its third-quarter 2007 earnings. The earnings release is attached hereto as an exhibit and is incorporated by reference herein. Slides posted on the internet in accompaniment to the earnings conference call held October 31, 2007 at 10:00 a.m. EDT are also attached hereto and incorporated herein. (Also furnished pursuant to Item 7.01)
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release Dated October 31, 2007
99.2	Presentation Slides Dated October 31, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Roger G. Addison
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: October 31, 2007